Fair Value Measurements	9 Months Ended
Sep. 30, 2016
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]
4. Fair Value Measurements

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.

During the year ended December 31, 2015, the Company had no assets or liabilities requiring fair value measurements. As discussed in Note 3, on May 19, 2016, the Company closed on the Purchase Agreement for the sale by the Company of shares of the Company’s common stock and the issuance of warrants to purchase 1,418,440 shares of common stock at an exercise price of $1.7625 per warrant. Additionally, the Company issued the placement agent warrants to purchase 141,844 shares of Common Stock at an exercise price of $1.7625 per warrant. The warrants are initially exercisable commencing November 19, 2016 through their expiration date of May 19, 2021. The liability associated with those warrants was initially recorded at fair value in the Company’s consolidated balance sheet upon issuance, and subsequently re-measured each fiscal quarter. The changes in the fair value between issuance and September 30, 2016 recorded as a component of other income (expense), net in the consolidated statement of operations and comprehensive loss.

The Company utilizes a valuation hierarchy for disclosure of the inputs to the valuations used to measure fair value. This hierarchy prioritizes the inputs into three broad levels as follows. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs are quoted prices for similar assets and liabilities in active markets or inputs that are observable for the asset or liability, either directly or indirectly through market corroboration, for substantially the full term of the financial instrument. Level 3 inputs are unobservable inputs based on the Company’s own assumptions used to measure assets and liabilities at fair value. A financial asset or liability’s classification within the hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

The Company had no assets or liabilities classified as Level 1 or Level 2. The Company has concluded that the warrants issued in connection with the Purchase Agreement, meet the definition of a liability under ASC 480 Distinguishing liabilities From Equity and has classified the liability as Level 3.

The Company has re-measured the liability to estimated fair value at September 30, 2016, using the Black-Scholes option pricing model with the following assumptions:

September 30, 2016
Risk-free interest rate	1.18%
Expected volatility	73.8%
Expected term	5.2 years
Expected dividend yield	0%

The following fair value hierarchy table presents information about the Company’s financial assets and liabilities measured at fair value on a recurring basis as of September 30, 2016:

	Fair Value Measurement as of September 30, 2016
	(In thousands)
	Level 1	Level 2	Level 3	Total

Warrant liability	$-	$-	$846	$846
Total	$-	$-	$846	$846

The following table presents a reconciliation of the Company’s liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the nine months ended September 30, 2016:

Warrant Liability
(in thousands)
Balance at December 31, 2015	$-
Issuance of warrants	1,281
Change in fair value upon re-measurement	(435)
Balance at September 30, 2016	$846

There were no transfers between Level 1 and Level 2 in any of the periods reported.